SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) March 27, 2002


                      Universal Communication Systems, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


           000-30405                                   86-0887822
    (Commission File Number)               (I.R.S. Employer Identification No.)


    407 Lincoln Road Ste 6K, Miami Beach FL                        33139
    (Address of Principal Executive Offices)                     (Zip Code)


                                  305-672-6344
              (Registrant's Telephone Number, Including Area Code)

                    World Wide Wireless Communications, Inc.
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

(a) Change of Company's Name and Symbol

         On March 27, 2002, World Wide Wireless Communications, Inc. (the "Company") filed Articles of Merger which, among other things, changed the name of the Company to Universal Communication Systems, Inc. The trading symbol was changed to UCSI. A copy of the Articles of Merger and the press release announcing the new name and symbol are being filed as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits

         3.1 Articles of Merger of Universal Communication Systems, Inc. into World Wide Wireless Communications, Inc.

         99.1     Press Release, dated April 4, 2002.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UNIVERSAL COMMUNICATION SYSTEMS, INC.
                                                    (Registrant)

                                           By: /s/ Michael J. Zwebner
                                           -----------------------------
Date:    April 16, 2002                    Chairman of the Board and
                                           Chief Executive Officer